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                                                                     Exhibit 14

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

             Registrant Name                 File Nos.
             ---------------                 ---------
             AGL SEPARATE ACCOUNT VL-R       333-129552 / 811-08561
                                             333-118318 / 811-08561
                                             333-109613 / 811-08561
                                             333-103361 / 811-08561
                                             333-82982 / 811-08561
                                             333-80191 / 811-08561
                                             333-65170 / 811-08561
                                             333-43264 / 811-08561

             AGL SEPARATE ACCOUNT D          333-25549 / 811-02441

             AGL SEPARATE ACCOUNT VUL-2      333-102300 / 811-06366
                                             333-102299 / 811-06366

/S/ MERTON BERNARD AIDINOFF      Director                       June __, 2006
-------------------------------
MERTON BERNARD AIDINOFF

/S/ CHARLES H. DANGELO           Director                       June __, 2006
-------------------------------
CHARLES H. DANGELO

/S/ JOHN QUINLAN DOYLE           Director and President         June __, 2006
-------------------------------
JOHN QUINLAN DOYLE

/S/ DAVID NEIL FIELDS            Director                       June __, 2006
-------------------------------
DAVID NEIL FIELDS

/S/ KENNETH VINCENT HARKINS      Director                       June __, 2006
-------------------------------
KENNETH VINCENT HARKINS

/S/ DAVID LAWRENCE HERZOG        Director                       June __, 2006
-------------------------------
DAVID LAWRENCE HERZOG

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/S/ ROBER EDWARD LEWIS           Director                       June __, 2006
-------------------------------
ROBERT EDWARD LEWIS

/S/ KRISTIAN PHILIP MOOR         Director and Chairman          June __, 2006
-------------------------------
KRISTIAN PHILIP MOOR

/S/ WIN JAY NEUGER               Director                       June __, 2006
-------------------------------
WIN JAY NEUGER

/S/ ROBERT S. SCHIMEK            Director, Senior Vice          June __, 2006
-------------------------------  President and Treasurer
ROBERT S. SCHIMEK

/S/ NICHOLAS SHAW TYLER          Director                       June __, 2006
-------------------------------
NICHOLAS SHAW TYLER

/S/ NICHOLAS CHARLES WALSH       Director                       June __, 2006
-------------------------------
NICHOLAS CHARLES WALSH

/S/ MARK TIMOTHY WILLIS          Director                       June __, 2006
-------------------------------
MARK TIMOTHY WILLIS